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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. )

Filed by the Registrant ☒	Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under § 240.14a-12

EngageSmart, Inc.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒ No fee required.

☐ Fee paid previously with preliminary materials.

☐ Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Your Vote Counts! ENGAGESMART, INC. 2023 Annual Meeting Vote by May 16, 2023 11:59 PM Eastern Time ENGAGESMART, INC. 30 BRAINTREE HILL OFFICE PARK, SUITE 101 BRAINTREE, MASSACHUSETTS 02184 D78476-P66071 You invested in ENGAGESMART, INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on May 17, 2023. Get informed before you vote View the Notice and Proxy Statement and Annual Report online at www.ProxyVote.com OR you can receive a free paper or email copy of the material(s) by requesting prior to May 3, 2023. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. For complete information and to vote, visit

www.ProxyVote.com Control # Smartphone users Point your camera here and vote without entering a control number Vote Virtually at the Meeting* May 17, 2023 12:00 p.m., Eastern Time Meeting to be held virtually at: www.virtualshareholdermeeting.com/ESMT2023 Vote Prior to the Meeting: Online: www.ProxyVote.com By Mail: Request a paper copy of the materials, which will include a proxy card *Please check the meeting materials for any special requirements for meeting attendance. V1.1

Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters. Board Recommends Voting Items 1. Election of Class II Directors to serve until the 2026 Annual Meeting of Stockholders, and until their respective successors have been duly elected and qualified. Nominees: 01) Matthew G. Hamilton 02) David Mangum 03) Raph Osnoss For 2. Ratification of the appointment of Deloitte & Touche LLP as EngageSmart, Inc.’s independent registered public accounting firm for the fiscal year ending December 31, 2023. For NOTE: Such other business as may properly come before the meeting or any postponement, continuation or adjournment thereof. Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”. V02258-P88934